SUBSEQUENT EVENTS	6 Months Ended
Sep. 30, 2021
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS

26. SUBSEQUENT EVENTS

In November 2021, the Company completed the second closing of US$27.5 million with NIO Capital and Joy Capital through the issuance of a total of 80,104,865 senior convertible preferred shares and cash was received. NIO Capital and Joy Capital still retain their rights to purchase the senior convertible preferred shares for the remaining amount of US$22.5 million. In addition, Joy Capital agreed to lend the Company such amount of RMB equivalent to US$17.5 million, free of interest, which is due at the same time as Joy Capital exercises its right to purchase the remaining amount of US$17.5 million in connection with the second closing.

In December 2021, the Company issued certain restricted share units with market conditions to certain management. The market conditions are satisfied upon the Company’s achievement of certain specified market capitalization.